Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
NOTE 19	Income Taxes

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2011	2010	2009
Federal
Current	$907	$1,105	$765
Deferred	689	(339)	(499)
Federal income tax	1,596	766	266
State
Current	186	200	175
Deferred	59	(31)	(46)
State income tax	245	169	129
Total income tax provision	$1,841	$935	$395

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2011	2010	2009
Tax at statutory rate	$2,320	$1,470	$921
State income tax, at statutory rates, net of federal tax benefit	159	110	84
Tax effect of
Tax credits, net of related expenses	(458)	(462)	(421)
Tax-exempt income	(226)	(214)	(202)
Noncontrolling interests	29	18	(11)
Other items	17	13	24
Applicable income taxes	$1,841	$935	$395

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, pension and post-retirement plans and certain tax benefits related to stock options are recorded directly to shareholders’ equity as part of other comprehensive income (loss).

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Included in earnings for 2011, 2010 and 2009 were changes in income tax expense and associated liabilities related to the resolution of various state income tax examinations which cover varying years from 2001 through 2008 in different states. The resolution of these cycles was the result of negotiations held between the Company and representatives of various taxing authorities throughout the examinations. Federal tax examinations for all years ending through December 31, 2006, are completed and resolved. The Company’s tax returns for the years ended December 31, 2007 and 2008 are under examination by the Internal Revenue Service, and during 2011, the Internal Revenue Service began its examination of the Company’s tax returns for the years ended December 31, 2009 and 2010. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2011	2010	2009
Balance at beginning of period	$532	$440	$283
Additions for tax positions taken in prior years	24	116	31
Additions for tax positions taken in the current year	2	30	145
Exam resolutions	(70)	—	(12)
Statute expirations	(9)	(54)	(7)
Balance at end of period	$479	$532	$440

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2011, 2010 and 2009, were $220 million, $253 million and $202 million, respectively. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2011, the Company’s uncertain tax position balances included $47 million in accrued interest. During the years ended December 31, 2011, 2010 and 2009 the Company recorded approximately $(2) million, $(6) million and $13 million, respectively, in interest on unrecognized tax positions.

The remainder of the Company’s unrecognized tax positions relate principally to the timing of deductions for losses on various securities and debt obligations. The Company expects the conclusion of examinations and other developments in 2012 will likely result in a significant decrease in these uncertain tax positions.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) as of December 31 were:

(Dollars in Millions)	2011	2010
Deferred Tax Assets
Allowance for credit losses	$1,872	$2,100
Accrued expenses	399	317
Pension and postretirement benefits	281	113
Stock compensation	203	201
Securities available-for-sale and financial instruments	85	393
Federal, state and foreign net operating loss carryforwards	26	52
Partnerships and other investment assets	571	429
Other deferred tax assets, net	96	284
Gross deferred tax assets	3,533	3,889
Deferred Tax Liabilities
Leasing activities	(3,048)	(2,269)
Mortgage servicing rights	(522)	(311)
Goodwill and other intangible assets	(517)	(407)
Loans	(175)	(139)
Fixed assets	(169)	(113)
Other deferred tax liabilities, net	(176)	(176)
Gross deferred tax liabilities	(4,607)	(3,415)
Valuation allowance	(51)	(50)
Net Deferred Tax Asset (Liability)	$(1,125)	$424

The Company has established a valuation allowance to offset deferred tax assets related to state and foreign net operating loss carryforwards which are subject to various limitations under the respective income tax laws and some of which may expire unused. The Company has approximately $423 million of federal, state and foreign net operating loss carryforwards which expire at various times through 2023. Management has determined a valuation reserve is not required for most of the remaining deferred tax assets because it is more likely than not these assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

At December 31, 2011, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if the Company’s banking subsidiaries cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.